Exhibit 99.1 Nasdaq: CBIO HARNESSING THE CATALYTIC POWER OF PROTEASES Complement R&D Day 19 July 2021 CatalystBiosciences.comExhibit 99.1 Nasdaq: CBIO HARNESSING THE CATALYTIC POWER OF PROTEASES Complement R&D Day 19 July 2021 CatalystBiosciences.com

Forward-looking statements Certain information contained in this presentation and statements made orally during this presentation include forward-looking statements that involve substantial risks and uncertainties. All statements included in this presentation, other than statements of historical facts, are forward looking statements. Forward-looking statements include, without limitation, statements about the product candidates of Catalyst Biosciences, Inc. (the “Company”) and the benefits of its protease engineering platform; the potential markets for and advantages of the Company's complement product candidates, including CB 2782-PEG, CB 4332 and complement degraders; plans for the Company's collaboration with Biogen; and plans to enroll the CB 4332 observational trial in mid-2021 and to conduct human clinical trials and report pK and biomarker data for CB 4332 in 2022. Actual results or events could differ materially from the plans, intentions, expectations and projections disclosed in the forward-looking statements. Various important factors could cause actual results or events to differ materially, including, but not limited to, the risk that trials and studies may be delayed as a result of COVID-19 and other factors, that trials may not have satisfactory outcomes, the risk that costs required to develop or manufacture the Company’s products will be higher than anticipated, including as a result of delays in development and manufacturing resulting from COVID-19 and other factors, the risk that Biogen will terminate its agreement with the Company, competition and other risks described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission ( SEC ) on March 4, 2021, on Form 10-Q filed with the SEC on May 6, 2021, and in other filings with the SEC. The forward-looking statements in this presentation represent the Company's view as of the date of this presentation and the Company does not assume any obligation to update any forward-looking statements, except as required by law. 2Forward-looking statements Certain information contained in this presentation and statements made orally during this presentation include forward-looking statements that involve substantial risks and uncertainties. All statements included in this presentation, other than statements of historical facts, are forward looking statements. Forward-looking statements include, without limitation, statements about the product candidates of Catalyst Biosciences, Inc. (the “Company”) and the benefits of its protease engineering platform; the potential markets for and advantages of the Company's complement product candidates, including CB 2782-PEG, CB 4332 and complement degraders; plans for the Company's collaboration with Biogen; and plans to enroll the CB 4332 observational trial in mid-2021 and to conduct human clinical trials and report pK and biomarker data for CB 4332 in 2022. Actual results or events could differ materially from the plans, intentions, expectations and projections disclosed in the forward-looking statements. Various important factors could cause actual results or events to differ materially, including, but not limited to, the risk that trials and studies may be delayed as a result of COVID-19 and other factors, that trials may not have satisfactory outcomes, the risk that costs required to develop or manufacture the Company’s products will be higher than anticipated, including as a result of delays in development and manufacturing resulting from COVID-19 and other factors, the risk that Biogen will terminate its agreement with the Company, competition and other risks described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission ( SEC ) on March 4, 2021, on Form 10-Q filed with the SEC on May 6, 2021, and in other filings with the SEC. The forward-looking statements in this presentation represent the Company's view as of the date of this presentation and the Company does not assume any obligation to update any forward-looking statements, except as required by law. 2

Welcome Catalyst Biosciences: The Protease Medicines Company Nassim Usman, Ph.D. | President & CEO

Complement R&D Day – July 2021

Agenda

Time	Topic (Speaker)
12:00 - 12:05 pm	**Catalyst Biosciences: The Protease Medicines Company** **Nassim Usman, Ph.D.** | Catalyst President & CEO
12:05 - 12:25 pm	**The Need for Complement Factor I Replacement** **Filomeen Haerynck, M.D., Ph.D.** | KOL, Ghent University
12:25 - 12:45 pm	**Growing Complement Pathway Protease Platform** **Grant Blouse, Ph.D.** | Catalyst CSO
12:45 - 12:50 pm	**Milestones** **Clinton Musil** | Catalyst CFO
12:50 - 1:10 pm	**Q&A Session**

CATALYST BIOSCIENCES

4

The Protease Medicines Company Harnessing the catalytic power of proteases Novel differentiated medicines Robust complement portfolio Clinical-stage assets Unique expertise in protease engineering 5The Protease Medicines Company Harnessing the catalytic power of proteases Novel differentiated medicines Robust complement portfolio Clinical-stage assets Unique expertise in protease engineering 5

Catalyst protease platform

Unique expertise enables design of optimized & differentiated protease candidates

Discovery Platform


Protease
Scaffold
Protease
Candidate

Our Proteases

- Functionally enhance natural proteases in the complement & coagulation cascades
- Engineer novel protein degraders in the complement cascade
- Modulate or target biological activation or inactivation

- **Structure Guided Design**
- **Engineered Regulation**
- **Molecular Evolution**
- **Pharmacokinetic Improvement**

CATALYST BIOSCIENCES

6

CB 2782-PEG (nM) Catalyst protease platform Validated across three programs Marzeptacog alfa Dalcinonacog alfa CB 2782-PEG (activated) 90% reduction Achieved sustained Best-in-class profile for dry AMD in annualized bleed rate & high target levels of FIX Extended pharmacodynamics 6 10000 Normal clotting levels 5 1000 4 100 50% 3 Mild Hemophilia 10 2 5% 1 1 Moderate Hemophilia 1% 0 0.1 Severe Hemophilia 0 10 20 30 40 50 Before treatment On treatment Days Engineered Engineered Novel rFVIIa protease rFIX protease C3 degrader 7 C3 Concentration (nM)CB 2782-PEG (nM) Catalyst protease platform Validated across three programs Marzeptacog alfa Dalcinonacog alfa CB 2782-PEG (activated) 90% reduction Achieved sustained Best-in-class profile for dry AMD in annualized bleed rate & high target levels of FIX Extended pharmacodynamics 6 10000 Normal clotting levels 5 1000 4 100 50% 3 Mild Hemophilia 10 2 5% 1 1 Moderate Hemophilia 1% 0 0.1 Severe Hemophilia 0 10 20 30 40 50 Before treatment On treatment Days Engineered Engineered Novel rFVIIa protease rFIX protease C3 degrader 7 C3 Concentration (nM)

Growing Complement Pathway Protease Platform Grant E. Blouse, Ph.D. | Chief Scientific OfficerGrowing Complement Pathway Protease Platform Grant E. Blouse, Ph.D. | Chief Scientific Officer

Proteases are ideal for high abundancy targets & cascades A better way to regulate biological processes compared with antibodies & small molecules Therapeutic target neutralization Protease Efficient regulation at low concentrations of therapeutic protease Antibodies Requires high concentrations in excess of the target Small molecules / peptides Requires high concentrations & frequent dosing 9Proteases are ideal for high abundancy targets & cascades A better way to regulate biological processes compared with antibodies & small molecules Therapeutic target neutralization Protease Efficient regulation at low concentrations of therapeutic protease Antibodies Requires high concentrations in excess of the target Small molecules / peptides Requires high concentrations & frequent dosing 9

Multiple, high-value complement programs

Novel Engineered Degrader Partnered with Biogen

CB 2782-PEG

Established Catalyst Biosciences in complement

Biogen

Our Lead Candidate

CB 4332

Leads expansion into systemic complement in CFI dysregulation

NextGen Degraders

C4b

C3b

Specific & potent degraders target classical & alternative complement disorders with large-market potential

Future Degraders

C3a

C5a

Broadens Catalyst Biosciences footprint in the complement space

CATALYST BIOSCIENCES

10

Unique targeted approach to complement regulation



Cascade initiation
Cascade regulation
Terminal complement
C4b Degraders
C3b Degraders
CB 2782-PEG
Biogen
CB 4332
NextGen Degraders
Other programs
Classical pathway
Lectin pathway
Alternative pathway
C1r
C1s
C2
C4
C4b
MASP
C3 (H_2O)
FB
FD
C3b
C3
C3b
C5
C3a
C5a
C5b
Immune response inflammation
Membrane attack complex (MAC)

CATALYST BIOSCIENCES

11

CB 2782-PEG Novel engineered C3 degrader in complement 12CB 2782-PEG Novel engineered C3 degrader in complement 12

CB 2782-PEG: Long acting anti-C3 protease for dry AMD

Geographic atrophy is a high unmet need

+ Advanced stage of dry age-related macular degeneration (dAMD)
+ dAMD affects ~1M people in the US & >5M WW, no currently approved therapy
+ Global market ~ >$5B
+ C3 is a clinically validated target (randomized P2) for dAMD

Best-in-class C3 degrader for dry AMD

+ Generated from Catalyst's proprietary **protease engineering platform**
+ Potent, selective & long acting, degrades C3 into inactive fragments
+ NHP PK & PD data* predict **best-in-class** human intravitreal **dosing 3 or 4 times a year**

Biogen collaboration

+ $15M upfront, up to $340M in milestones & tiered royalties up to low double digits
+ Catalyst: fully funded pre-clinical & manufacturing activities
+ Biogen: IND-enabling activities, WW clinical development & commercialization

*Furfine *et al.* ARVO 2019

13

CB 2782-PEG (nM) CB 2782-PEG (nM) CB 2782-PEG: Best-in-class C3 degrader for dry AMD Protease advantage demonstrated in vivo CB 2782-PEG degrades C3 levels in the eye for at Catalytic advantage of proteases least 28 days in a non-human primate model + One therapeutic molecule 6 10000 neutralizes 1000s 5 1000 + Fast & potent response 4 + Extended pharmacodynamic effect 100 3 + Can activate or degrade 10 therapeutic targets 2 + Engineered novel protein 1 1 degraders “sweep away” difficult to drug targets 0 0.1 0 10 20 30 40 50 Days Days 14 C3 Concentration (nM) C3 Concentration (nM)CB 2782-PEG (nM) CB 2782-PEG (nM) CB 2782-PEG: Best-in-class C3 degrader for dry AMD Protease advantage demonstrated in vivo CB 2782-PEG degrades C3 levels in the eye for at Catalytic advantage of proteases least 28 days in a non-human primate model + One therapeutic molecule 6 10000 neutralizes 1000s 5 1000 + Fast & potent response 4 + Extended pharmacodynamic effect 100 3 + Can activate or degrade 10 therapeutic targets 2 + Engineered novel protein 1 1 degraders “sweep away” difficult to drug targets 0 0.1 0 10 20 30 40 50 Days Days 14 C3 Concentration (nM) C3 Concentration (nM)

CB 2782-PEG: Comparison to APL-2 & NGM621

Potential for a less frequent dosing regimen in dry AMD

	APL-2 (Apellis)	NGM621 (NGM Bio)	CB 2782-PEG
Category	PEGylated cyclic peptide	Antibody anti-C3	**Protease**
Targets C3	Yes	Yes	Yes
Dose Frequency	Every 1-2 months	Every 1-2 months	**Every ~3 months***
Half-life in Cyno VH	3.2 days	n/a	**4.1 days**
Dose level (risk of PEG overload)	15 mg (high)	15 mg (none)	**up to 1 mg (low)**

*Frequency estimated based on ocular PK-PD data in non-human primates

CATALYST BIOSCIENCES

15

CB 4332: Enhanced Complement Factor I Next clinical candidate 16

Complement Factor I

CFI is a key down-regulator of the complement cascade


Classical pathway
Lectin pathway
Alternate pathway
C1q
MBL
C3(H2O)
C1r
C1s
MASPs
CFD
CFB
C4
C2
C4b
2b
C3
C3b
Bb
CFI

Applying the brakes to complement

- **CFI is a key regulator** of complement activation targeting **both C3b & C4b**
  - Classical & lectin pathway inhibitor
  - Alternative pathway inhibitor
- **CFI deficiency** triggers uncontrolled pathway activation
  - Secondary complement deficiency
  - Significant C3 depletion
  - Susceptibility to infections & increased autoimmune complex diseases

CATALYST BIOSCIENCES

17

CB 4332: SQ Enhanced Complement Factor I

Development candidate to restore regulation



- **Engineered for an extended half-life**
  - Once weekly SQ therapy – no PEG
- ***In vitro & Ex vivo* activity comparable to native CFI**
  - Classical & alternative pathway regulation
- **High yield production process**

Rationale & unmet need

- **Rebalance the complement system** in patients with dysregulated CFI
- **No specific therapies exist** to correct CFI dysregulation
- Targets population with **no treatment or who respond poorly to current treatments**[1,2]

CATALYST BIOSCIENCES

References: [1]Bienaime *et al*. Kidney Int. 2010; [2]Ferreira *et al*. Nefrologia. 2016; Note: CFH = Complement factor H; Structural model based on PDB 2XRC.

18

CB 4332: To address CFI deficiency at the root cause

Designed to provide unique advantages

Unmet needs in CFI deficiency	CB 4332 Designed to address
Blocks complement-initiated cell destruction in the circulation	✓
Directly addresses root cause of disease	✓
Addresses extravascular hemolysis	✓
Preserves normal immune functions, *e.g.* to fight off infections	✓
Convenient weekly SQ administration	✓

CATALYST BIOSCIENCES
19

Screening & natural history of disease studies ConFIrm & ConFIdence: preparing for Phase 1/2 Identifies Target Population / Feeds ConFIdence Study / Discovers Undiagnosed Disease The ConFIrm Study CB CB 4 43 33 32 2 CB 4332 Ph Pha ase se 1 1//2 2 Phase 1/2 Tr Triia alls s Trials Sc Scr re ee en niin ng g The ConFIdence Study Prospective Clinical & Biomarkers Assessment of CFI-Deficiency Disease While on SoC Identification of CFI-deficient patients & key investigators for CB 4332 trials Discover undiagnosed disease, create program awareness & inform on biomarkers 20Screening & natural history of disease studies ConFIrm & ConFIdence: preparing for Phase 1/2 Identifies Target Population / Feeds ConFIdence Study / Discovers Undiagnosed Disease The ConFIrm Study CB CB 4 43 33 32 2 CB 4332 Ph Pha ase se 1 1//2 2 Phase 1/2 Tr Triia alls s Trials Sc Scr re ee en niin ng g The ConFIdence Study Prospective Clinical & Biomarkers Assessment of CFI-Deficiency Disease While on SoC Identification of CFI-deficient patients & key investigators for CB 4332 trials Discover undiagnosed disease, create program awareness & inform on biomarkers 20

CB 4332: Phase 1/2 - First in human study

Study parts

Single Ascending Doses
(N=up to 12)

Multiple Ascending Doses
(N=up to 9)

Extended treatment to assess proof of concept
(N=up to 15)

Study design

+ Phase 1 open-label, single & multiple ascending SQ doses & extended duration proof of concept
+ Population: CFI-deficient patients

Proposed starting dose

+ 0.5 mg/Kg

Goals

+ Safety & tolerability
+ PK characterization
+ Assessment of complement biomarkers (C3, FB, FBb, Bb/FB ratio, iC3b, C3d, C3dg, AP50/AH50)
+ Establish a Recommended Dose Regimen within the CFI normal range

CATALYST BIOSCIENCES

21

Diseases with CFI mutations have tremendous potential

US / EU5 market opportunity



IC-MPGN
C3G
aHUS

CFI Deficiency
First indication

$500M+
Market opportunity in CFI deficient populations

0 Specific systemic therapies in development for patients with dysregulated CFI

0 Therapies addressing the root cause of disease

0 Approved treatments for C3G, IC-MPGN, CFID



CFI Deficiency
Recurrent infections
Chronic inflammation
C3G
aHUS
IC-MPGN
Geographic atrophy
Autoimmune disorders
Current development targets
Potential targets

Note: aHUS = atypical Hemolytic Uremic Syndrome, C3G = Complement 3 Glomerulopathy, IC-MPGN = Immune-Complex Membranoproliferative Glomerulonephritis, CFID = Complement Factor I Deficiency

References: Bresin *et al.* JASN. 2013; Fremeaux-Bacchi *et al.* ASN. 2013; Rui-Ru *et al.* Jour Rare Dis Res. 2018; Servais *et al.* Kidney Int. 2012; Iatropoulous *et al.* Mol Immunol. 2016; Hou *et al.* Kidney Int. 2014; Alba-Domiguez *et al.* J rare Dis. 2012. El Sissy *et al.* Front. Immunol. 2019; Shields *et al.* Front Immunol. 2019; Naesens *et al.* Jour Allergy & Clin Immunol. 2020. Yan *et al.* Clin Epi 2020; Smith *et al.* Nature Reviews. 2019; Noris *et al.* Clin J Am Soc Nephrol. 2010; CBIO KOL interviews

CATALYST BIOSCIENCES

22

C3b & C4b Degraders Expanding into classical complement disorders 23C3b & C4b Degraders Expanding into classical complement disorders 23

Dialing catalytic power & specificity into CFI

Using ProTUNE™ engineering platform to tune C3b & C4b degraders



SPECIFICITY
C4b
C3b
ProTUNE™
PLATFORM
Catalytic Activity
C3b/C4b Specificity
Desired Functionality
Tuned C3b-C4b Degrader

Precision CFI Therapeutics

- Tunable **potency** to control dysregulated complement
- Tunable **specificity** toward C3b & C4b to restore the **right** balance to complement

CATALYST BIOSCIENCES

24

C3b-C4b degraders significantly reduce inflammation *in vivo*

Significantly decrease in inflammatory markers involved in IgA nephropathy

Inflammatory markers in IgA nephropathy



IFNγ (pg/mL)
5000
4000
3000
2000
1000
0
***
Baseline
Vehicle
CB4775



TNFα (pg/mL)
100
80
60
40
20
0
****
Baseline
Vehicle
CB4775

Rat model of complement-mediated inflammation



Reduction of **IFNγ & TNFα** involved in kidney damage & proteinuria in IgA nephropathy patients[1, 2]

1. Yano, N. *et al*. Phenotypic Characterization of Cytokine Expression in Patients With IgA Nephropathy. *J Clin Immunol* **17**, 396–402 (1997). 2. Lim, C. S. *et al*. Th1/Th2 predominance and proinflammatory cytokines determine the clinicopathological severity of IgA nephropathy. *Nephrol Dial Transpl* **16**, 269–275 (2001). Values are mean +/- SEM, ***p<0.001 using One Way or Two-way ANOVA.

CATALYST BIOSCIENCES

25

C3b-C4b degraders for IgA nephropathy patients

Dual targeting of alternate & lectin pathways



Classical pathway
Lectin pathway
Alternate pathway
C1q
MBL
C3(H2O)
C1r
C1s
MASPs
CFD
CFB
Clinically validated target for IgAN
Clinically validated target for IgAN
C4
C2
C4b 2b
C3
C3b Bb
SPECIFICITY
C4b
C3b
ProTUNE™
PLATFORM

Differentiation

+ Dual targeting mode of action: lectin & alternate pathways

Rationale for IgA nephropathy

+ Both lectin & alternate pathways are involved in IgA nephropathy & correlate with severe clinical manifestation [1, 2, 3]

Clinically validated targets

+ Inhibition of only MASP2 or Factor B may be insufficient to reduce proteinuria in IgA nephropathy patients

CATALYST BIOSCIENCES

1. Medjeral-Thomas et al. Kidney International Reports (2018); 2. Bi et al. BMC Nephrology (2019); 3. Roos et al. J Am Soc Nephrol (2006)

26

C3b-C4b degraders for IgA nephropathy patients Disease in which both lectin & alternative pathways drive pathogenesis High unmet need – current treatments only addressing symptoms + Most common form of glomerulopathies worldwide Healthy IgAN + Accumulation & deposition of IgA immune complexes leading to deterioration of renal function + 10% patients with rapidly progressive glomerulonephritis + 40% of IgAN patients develop end stage renal disease over 20 years & need dialysis/renal transplant in order to survive + Significant burden on healthcare resources with an estimated cost of $49.2 billion in 2020 in the US 27C3b-C4b degraders for IgA nephropathy patients Disease in which both lectin & alternative pathways drive pathogenesis High unmet need – current treatments only addressing symptoms + Most common form of glomerulopathies worldwide Healthy IgAN + Accumulation & deposition of IgA immune complexes leading to deterioration of renal function + 10% patients with rapidly progressive glomerulonephritis + 40% of IgAN patients develop end stage renal disease over 20 years & need dialysis/renal transplant in order to survive + Significant burden on healthcare resources with an estimated cost of $49.2 billion in 2020 in the US 27

C3a & C5a Degraders For inflammatory disorders Structural model based on PDB 2XRC 28

Dialing catalytic power & specificity to restore immunoregulation

Using the ImmunoTUNE™ engineering platform to tune C3a & C5a degraders


SPECIFICITY
C3a
C5a
ImmunoTUNE™
PLATFORM

Mast Cell & Neutrophil Disorders



ANCA-AAV	AK/VK
BP	IPF
Asthma	RA
Anaphylaxis	Cancer
CD	IBS
Mastocytosis	

Precision CFx Therapeutics

- Tunable **potency** for different level of immunomodulation
- Tunable **specificity** toward C3a & C5a to restore the **right** balance to complement
- 1 molecule can degrade 1000s of target molecules

CATALYST BIOSCIENCES

ANCA-AAV, anti-neutrophil cytoplasmic-antibody-associated vasculitis; IBS, inflammatory Bowel Syndrome; CD, Crohn's disease; RA, rheumatoid arthritis; BP, bullous pemphigoid; IPF, idiopathic pulmonary fibrosis; AK, Atopic keratoconjunctivitis; VK, vernal keratoconjunctivitis

29

C3a-C5a degraders: Efficacy in an acute LPS-induced ARDS model CFx improves respiratory function & reduces cell infiltrates Respiratory functions & cell infiltration at 24 h Mouse LPS model of lung inflammation ✱ ✱ 9 1000 3×10 800 9 2×10 600 CFx 7-fold lower dose vs. 400 9 1×10 anti-C5 200 0 0 CFx outperforms anti-C5 antibody in reducing inflammatory cell infiltration CFx compares well on respiratory functions with anti-C5 antibody 30 Vehicle CPN-HSA CFx Anti-C5 Ab Vehicle CPN-HSA CFx Anti-C5 Ab PenH (% change from baseline) Leukocyte CountC3a-C5a degraders: Efficacy in an acute LPS-induced ARDS model CFx improves respiratory function & reduces cell infiltrates Respiratory functions & cell infiltration at 24 h Mouse LPS model of lung inflammation ✱ ✱ 9 1000 3×10 800 9 2×10 600 CFx 7-fold lower dose vs. 400 9 1×10 anti-C5 200 0 0 CFx outperforms anti-C5 antibody in reducing inflammatory cell infiltration CFx compares well on respiratory functions with anti-C5 antibody 30 Vehicle CPN-HSA CFx Anti-C5 Ab Vehicle CPN-HSA CFx Anti-C5 Ab PenH (% change from baseline) Leukocyte Count

C3a-C5a degraders: Potential for ANCA-AAV patients

Dual targeting of both C3a & C5a with one protease medicine



Classical pathway
Lectin pathway
Alternate pathway
C3 convertase
C3
C3b
C3a
C3 convertase
C3aR
C5aR
C5
C5b
C5a
SPECIFICITY
C3a
C5a
ImmunoTUNE™
PLATFORM
Clinically validated
targets for ANCA

Differentiation

- + Degrade activation products of C3 (C3a) & C5 (C5a) that are inflammatory mediators
- + May provide beneficial function via **C5L2** pathway

Rationale for ANCA-AAV

- + Both C3a **&** C5a are higher in active AAV patients [1, 2]

Clinically validated targets

- + Inhibition of C5a or C5aR may be insufficient to increase remission rates in ANCA-AAV patients

CATALYST BIOSCIENCES

1. S. Moiseev et al. British Society for Immunology, Clinical and Experimental Immunology (2020); 2. Gou et al. Kidney International (2012).

31

C3a-C5a degraders: Potential for ANCA-AAV patients

Autoimmune disease where anaphylatoxins play a role in the pathogenesis

High unmet need – current treatments only addressing symptoms



- Autoimmune disorder characterized by inflammation & destruction of small blood vessels
- Clinical signs vary & affect several organs with frequent involvement of upper respiratory track & kidneys
- Severe pain due to neuropathy, pulmonary hemorrhages, failure of kidneys
- **10-15%** of patients die in the 1st year of treatment with conventional therapies (immunosuppressant & glucocorticoid)
- The only treatments available are to manage the symptoms

CATALYST BIOSCIENCES

1. S. Moiseev et al. British Society for Immunology, Clinical and Experimental Immunology (2020); 2. Gou et al. Kidney International (2012).

32

Degraders Protease platforms for complement homeostasis & immunomodulation 33Degraders Protease platforms for complement homeostasis & immunomodulation 33

Our protease platforms are tailored to specific indications

Tuning functionality to restore complement homeostasis & immunoregulation

ProTUNE™
C3b-C4b


SPECIFICITY
C4b
C3b
ProTUNE™
PLATFORM


Nephrology
Hematology oncology
Neurology
Autoimmune
Immunology

ImmunoTUNE™
C3a-C5a


SPECIFICITY
C3a
C5a
ImmunoTUNE™
PLATFORM

34

CB 4332 spearheads a deep pipeline in complement

Next development candidate in 2022

		Indication	2021	2022
CFI-HSA Replacement	CB 4332	CFI Deficiency Natural History	Screening & Natural History Study	Screening & Natural History Study ▶
	CB 4332	CFI Deficiency	Preclinical	IND, Phase I ▶
				Biomarker Data
	CB 4332	Partial Deficiency IC-MPGN/aHUS/C3G		Phase I/II ▶
	CB 4332	Non-Deficiency Expansion Indications	Indication Selection	Indication Selection, Phase I/II ▶
Platform Technology	C3b-C4b	IgA Nephropathy	Discovery	Discovery, Development Candidates for Each Program
	C3a-C5a	ANCA-AAV	Discovery	Discovery, Development Candidates for Each Program

CATALYST BIOSCIENCES

35

Milestones Clinton Musil | CFO Closing Remarks, Q&AMilestones Clinton Musil | CFO Closing Remarks, Q&A

Milestones: Catalyst Biosciences complement programs Enrollment to Observational trial for CB 4332 start mid-2021 2021 Progress CB 2782-PEG in collaboration with Biogen Mid-2022 CB 4332 in the clinic globally 2022 Development candidates in lead discovery programs 2022 Open-label PK & biomarker data for CB 4332 37Milestones: Catalyst Biosciences complement programs Enrollment to Observational trial for CB 4332 start mid-2021 2021 Progress CB 2782-PEG in collaboration with Biogen Mid-2022 CB 4332 in the clinic globally 2022 Development candidates in lead discovery programs 2022 Open-label PK & biomarker data for CB 4332 37

The Protease Medicines Company Harnessing the catalytic power of proteases Novel differentiated medicines Robust complement portfolio Clinical-stage assets Unique expertise in protease engineering 38The Protease Medicines Company Harnessing the catalytic power of proteases Novel differentiated medicines Robust complement portfolio Clinical-stage assets Unique expertise in protease engineering 38